                                                                      EXHIBIT 25

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS: That each of the undersigned Directors and Officers of ASHLAND COAL, INC., a Delaware corporation ("Ashland Coal"), hereby constitutes and appoints William C. Payne, Marc R. Solochek and Roy F. Layman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Ashland Coal's Annual Report on Form 10-K for the year ended December 31, 1993, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, to affix the corporate seal of Ashland Coal thereto and to attest said seal, to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission, and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    Dated: February 24, 1994

                 /s/ WILLIAM C. PAYNE         Chairman of the Board, President,
- -------------------------------------------    Chief Executive Officer and
              William C. Payne                 Director
                /s/ PAUL W. CHELLGREN
- -------------------------------------------   Director
             Paul W. Chellgren
              /s/ ROBERT E. YANCEY, JR.
- -------------------------------------------   Director
           Robert E. Yancey, Jr.
                /s/ THOMAS L. FEAZELL
- -------------------------------------------   Director
             Thomas L. Feazell
                   /s/ J. MARVIN QUIN
- -------------------------------------------   Director
               J. Marvin Quin
             /s/ JUAN ANTONIO FERRANDO
- -------------------------------------------   Director
           Juan Antonio Ferrando
               /s/ WERNER EXTERNBRINK
- -------------------------------------------   Director
             Werner Externbrink
                /s/ MICHAEL G. ZIESLER
- -------------------------------------------   Director
             Michael G. Ziesler
                  /s/ ROBERT L. HINTZ
- -------------------------------------------   Director
              Robert L. Hintz
                 /s/ ROBERT A. CHARPIE
- -------------------------------------------   Director
             Robert A. Charpie